                        SEMIANNUAL REPORT / APRIL 30 2000

                                AIM CHARTER FUND

                                  [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]
                            --Registered Trademark--

                                 [ COVER IMAGE ]

                     -------------------------------------

                    FULL SAIL BY JAMES G. TYLER (1855-1931)

        THIS BOAT WITH BILLOWING SAILS DEPICTS CONFIDENCE AND A SENSE OF

          PURPOSE AND DIRECTION AS IT PRESSES ON THROUGH EVER-CHANGING

           SEAS TO REACH ITS DESTINATION. IN THE SAME WAY, AIM CHARTER

       FUND MAINTAINS A DISCIPLINED INVESTMENT COURSE TO REACH ITS GOAL.

                     -------------------------------------

AIM Charter Fund is for shareholders who seek growth of capital with a secondary objective of current income. The fund invests in the securities of companies that have prospects for both capital growth and dividend income.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Charter Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the stock market in general.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

AVERAGE ANNUAL TOTAL RETURNS
The fund's average annual total returns as of the close of the reporting period are shown in a table in the managers' overview on the pages that follow. In addition, industry regulations require us to provide average annual returns as of 3/31/00, the most recent calendar quarter-end, which are shown below and include sales charges.

================================================================================
CLASS A SHARES

Inception (11/26/68)           15.07%

10 years                       19.01

  5 years                      26.33

  1 year                       26.57

CLASS B SHARES

Inception (6/26/95)            25.33%

  1 year                       27.98

CLASS C SHARES

Inception (8/4/97)             24.33%

  1 year                       31.87
================================================================================


                                AIM CHARTER FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                   Dear Fellow Shareholder:

                   When we started AIM in 1976, we had only a table, two chairs
     [PHOTO OF     and a telephone. At the time, Bob Graham, Gary Crum and I had
    Charles T.     the idea of creating a mutual fund company that put people
      Bauer,       first. Our slogan, "people are the product," means that
   Chairman of     people--our employees and our investors--are our company.
   the Board of        Almost a quarter-century later, we've grown to more than
     THE FUND      seven million investors, $176 billion in assets under
   APPEARS HERE]   management and 53 retail funds. Over that time, the industry as a whole has grown from $51 billion in assets to more than
     [PHOTO OF     $7 trillion today. I never dreamed we would see such
     Robert H.     phenomenal growth. You are the main reason for our success,
      Graham,      and I want you to know how much I appreciate your loyalty and
    APPEARS HERE]  trust over the past 24 years.
                        Usually in this letter I review market activity during
                   the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,300 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer

Chairman, A I M Advisors, Inc.



                                AIM CHARTER FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

AIM CHARTER FUND WEATHERS MARKET VOLATILITY

THE STOCK MARKET ENDED 1999 STRONG BUT EXPERIENCED SOME BUMPS IN THE FIRST MONTHS OF 2000. HOW DID AIM CHARTER FUND PERFORM?
For the six-month reporting period, AIM Charter Fund turned in an excellent performance. As of April 30, 2000, Class A, Class B and Class C shares of the fund had returns of 17.56%, 17.08% and 17.10%, respectively. (These returns are at net asset value, which does not include sales charges.) The fund handily outperformed the S&P 500, which had a six-month return of 7.18% as of April 30. Net assets in the fund jumped from $7.4 billion to $9.1 billion over the reporting period.

WHAT WAS THE MARKET ENVIRONMENT LIKE OVER THE PAST SIX MONTHS?
After an almost uninterrupted rise through the final months of 1999, stocks began hitting air pockets early in 2000. The large-company-driven Dow hit its all-time high in mid-January. But a variety of factors converged to shake market confidence and led to unusual volatility in March and April:

o U.S. economic growth continued to sizzle, with an annualized growth rate above 7% for the fourth quarter of 1999 and above 5% in the first quarter of 2000. These numbers led many to believe that the Federal Reserve Board (the Fed) might implement a larger rate hike in May because its five rate hikes since June 1999 did not slow the economy.
o The March court ruling that Microsoft (a fund holding) had exercised illegal monopoly powers cast a pall over the whole technology sector, which was already subject to misgivings about the untested heights to which many tech-stock values had risen.
o   The Employment Cost Index, which tracks wages and benefits, rose
    1.4% in the first quarter of 2000, its highest rate in more than 10 years. This hinted at rising inflation and jolted investors. Low inflation, combined with robust economic growth, has been a major element nurturing the long bull market of the `90s.

    For all the headline-making one-day dips and dives among various benchmarks, it's worth noting that the most widely reported stock indexes all gained during the six months covered by this report. A great deal of the market's volatility was confined to some very high-flying tech stocks that saw their values plummet in the Nasdaq shakeout late in the reporting period. For the most part, company earnings reports continued to be positive for the first quarter of 2000 across a broad array of industries, from banking and health care to energy and certain technologies.

DID YOU MANAGE THE FUND DIFFERENTLY, GIVEN THE MARKET'S VOLATILITY?
We maintained our bias toward larger, more established companies. Our investment discipline holds that we do not try to time the market by moving in and out of stocks that go in and out of favor for various reasons. Instead, we look at companies in terms of their earnings--we focus on companies in growth industries or sectors and strive to understand what's behind the numbers, what factors drive a company's earnings and if those factors are sustainable. This allows us to make buy and sell decisions based on concrete research rather than market sentiment.


YOUR FUND'S PERFORMANCE

GROWTH OF NET ASSETS

================================================================================
10/31/99       $7.4 BILLION

 4/30/00       $9.1 BILLION
================================================================================


FUND BEATS S&P 500

Total returns for the six months ended 4/30/00, excluding sales charges

================================================================================
AIM CHARTER      AIM CHARTER    AIM CHARTER
FUND CLASS       FUND CLASS     FUND CLASS     S&P 500
A SHARES          B SHARES       C SHARES       INDEX
--------------------------------------------------------------------------------
  17.56%           17.08%         17.10%        7.18%
================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/00, including sales charges

================================================================================
CLASS A SHARES

INCEPTION (11/26/68)         14.78%

10 YEARS                     18.28

 5 YEARS                     23.92

 1 YEAR                      16.64*

*23.42% excluding sales charges

CLASS B SHARES

INCEPTION (6/26/95)          23.08%

  1 YEAR                     17.46*

*22.46% excluding CDSC

CLASS C SHARES

INCEPTION (8/4/97)           20.46%

  1 YEAR                     21.46*

*22.46% excluding CDSC
================================================================================

Past performance cannot guarantee comparable future results.

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

          See important fund and index disclosures inside front cover.

                                AIM CHARTER FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

WHAT WERE THE FUND'S TOP SECTOR WEIGHTINGS?
Technology, financials, health care and consumer cyclicals (such as retail companies) continue to have the heaviest weightings in the fund's portfolio. Over the past six months, we increased our tech weighting from 32% to 42%, particularly in the telecommunications-equipment industry, which continues to see tremendous growth as a result of the global wireless boom and increased levels of spending by large corporations transitioning business models to compete in the Internet economy. We have slightly reduced our weightings in financials and health care to take advantage of better growth opportunities in the tech sector.

WHAT TECH-RELATED COMPANIES HAVE YOU FAVORED?
The fund owns high-quality, market-leading technology companies that are generating strong earnings growth ahead of analyst expectations. For example, Cisco Systems continues to be a standout holding. Cisco is the world's largest manufacturer of computer networking equipment--the switches and routers that direct data across the Internet. In March, Cisco overtook Microsoft as the world's most valuable company in terms of market capitalization.
    We have increased the fund's position in Finland-based Nokia, which holds more than a quarter of the world's mobile-phone market. Nokia, which posted a 55% increase in net income for the first quarter of 2000, is touting the prospects of its next generation of mobile phones, which will receive data and enjoy better Internet access.

WHAT OTHER HOLDINGS HAVE BENEFITED THE FUND?
In financials, we own established banks or brokerage firms that have profited from the strong financial markets and the full IPO (initial public offering) schedule. Morgan Stanley Dean Witter, an investment-banking and retail-brokerage powerhouse, is a top fund holding. The firm reported a 50% increase in its fiscal first-quarter income over the previous year. Of particular benefit to the firm's revenue was its underwriting of tech-related companies.
    Drug manufacturer Warner-Lambert, our largest holding, continues to see strong sales of its cholesterol-lowering drug Lipitor. The company reported positive earnings for the first quarter of 2000, beating analysts' expectations despite the generally unfavorable performance of the health-care sector. Warner-Lambert has announced plans to merge with pharmaceutical giant Pfizer, a move that will create one of the world's largest and fastest-growing drug companies.

WHAT IS YOUR NEAR-TERM OUTLOOK?
After the close of the reporting period, the Fed raised the federal funds rate by 0.5% to 6.5%. Recent economic indicators, such as a 30-year low for the U.S. unemployment rate, led the Fed to be more aggressive in its attempts to fend off impending inflationary tendencies in the economy. While investors' inflation fears may cause some short-term market volatility, we believe that the environment for equities remains largely favorable. Whatever economic trends surface, we will maintain our philosophy of investing in high-quality growth companies.

THE DECLINE OF DIVIDENDS

For the first time in recent history, a quarter of the value of the S&P 500 comes from companies that do not pay dividends. (A dividend is a distribution of earnings to shareholders.) Twenty years ago, only 2% of the index's value came from such companies. What has changed?
    A company previously used dividends to convince investors that it was successful and worthy of investment. Today, many investors consider stocks less risky than they used to, so the demand for dividends has decreased. Fewer companies are raising dividends, and increasing numbers of major companies are not paying them at all.
    What does this mean for AIM Charter Fund? In February, the fund's investment policy was changed to allow it to respond to market conditions such as this downward dividend trend. Companies that pay or raise their dividends will continue to be an important part of the fund's portfolio, but so will high-quality growth companies.

PORTFOLIO COMPOSITION
As of 4/30/00, based on total net assets

NUMBER OF HOLDINGS  70

=====================================================================================
TOP 10 EQUITY HOLDINGS                     TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------
  1. Warner-Lambert Co.          5.00%     1. Computers (Software & Services)   12.90%
  2. Tyco International Ltd.     4.55      2. Communications Equipment          10.35
  3. Target Corp.                4.39      3. Health Care (Diversified)          7.32
  4. Cisco Systems, Inc.         3.81      4. Retail (General Merchandise)       5.68
  5. Morgan Stanley              3.37      5. Financial (Diversified)            5.09
     Dean Witter & Co.
  6. Nokia Oyj-ADR (Finland)     3.00      6. Electronics (Semiconductors)       5.04
  7. VERITAS Software Corp.      2.95      7. Manufacturing (Diversified)        4.54
  8. Novell, Inc.                2.70      8. Investment Banking/Brokerage       4.49
  9. Citigroup Inc.              2.61      9. Computers (Hardware)               4.26
 10. General Electric Co.        2.59     10. Computers (Networking)             3.81

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=====================================================================================


          See important fund and index disclosures inside front cover.

                                AIM CHARTER FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


A PROSPEROUS RETIREMENT: IT'S UP TO YOU,
AND IT CAN BE DONE

Many experts predict that Social Security could go broke sometime between 2020 and 2030 as the number of retirees outpaces the ability of the workforce to pay for their benefits through taxes. Lawmakers are sharply divided on ways to remedy this impending problem.
    Meanwhile, the Social Security Administration is sending Americans a wake-up call. The agency now mails annual contributions and benefit statements to all workers covered by Social Security. You should receive your statement three months before your birthday.
    The most important information in the statement is an estimate of the monthly retirement benefit you will receive at age 62, at full retirement and at age 70. Many people may be shocked to learn how small that amount will be.

RETIREMENT IS EXPENSIVE
Social Security and pensions account for only 43% of the retirement income needed by affluent retirees, according to the Social Security Administration and the U.S. Bureau of Labor Statistics. The other 57% may need to come from personal savings. Financial experts estimate that most people will need about 75% of their current annual income to maintain their lifestyle in retirement.
    If you're depending on Social Security alone, you may have to scale back your lifestyle considerably upon retirement.

WOULD YOU RATHER BE A MILLIONAIRE?
Of course you would. What to do? You could try to become a guest on the hit television quiz show. A more practical way is to save and invest now for a comfortable retirement later. But remember: when planning for retirement, time can be your best friend--or your worst enemy. Time can affect your retirement plans in three ways.

o The longer you wait to begin saving for retirement, the more you'll have to save to accumulate the nest egg you'll need, as the table nearby shows.
o Even modest inflation means that each dollar you save today will be less valuable 20 or 30 or 40 years from now. Over a 25-year period, a 2% annual rate of inflation reduces the value (the "buying power") of $1,000 to just $610.
o As Americans live longer, they need their retirement savings to last longer. More and more Americans each year outlive their savings.

Let's estimate you'll need $1 million to live comfortably in retirement. How much will you need to save each month to reach your goal--if you start early, or if you wait to begin saving?

THE LESSON? START SAVING EARLY
Procrastination can be expensive. The longer you wait to begin your retirement saving plan, the more you'll have to save


STARTING EARLY MAKES IT EASIER TO SAVE FOR RETIREMENT

===============================================================================
                     YEARS TO                               MONTHLY SAVINGS
CURRENT              SAVE UNTIL         RETIREMENT          NEEDED TO
AGE                  RETIREMENT         SAVINGS GOAL        REACH GOAL
-------              ----------         ------------        ---------------

25                   40                 $1,000,000          $85
35                   30                 $1,000,000          $284
45                   20                 $1,000,000          $1,001
55                   10                 $1,000,000          $4,305
===============================================================================

All figures assume a 12% annual return on investments. This hypothetical example is for illustrative purposes only and is not intended to represent the performance of any particular fund, IRA or investor. Your actual return isn't likely to be consistent from year to year and there is no guarantee that a specific rate of return will be achieved.


WILL YOU HAVE ENOUGH FOR RETIREMENT?
Social Security and pensions account for 43% of the retirement income needed by affluent retirees. The rest must come from personal savings.


================================================================================
SOCIAL SECURITY
 AND PENSIONS       PERSONAL SAVINGS
--------------------------------------------------------------------------------
   43%                    57%

Source: Social Security Administration and U.S. Bureau of Labor Statistics
================================================================================


                                AIM CHARTER FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


each month to build an adequate retirement nest egg. The person who starts saving at age 25 may be able to accumulate $1 million by saving just $85 a month. Someone who waits to age 35 before beginning to save for retirement will have to contribute more than three times as much each month to make up for lost time!

START WITH A PRACTICAL INVESTMENT PLAN
A comfortable retirement is within your reach. But you will need a practical investment plan to get there. So consider the four steps described here and talk them over with your financial advisor. He or she can help you devise a plan and choose investments suited to your unique circumstances.

1. IF YOU HAVE A 401(k) PLAN, CONTRIBUTE TO IT--AND MAKE THE MOST OF EMPLOYER MATCHING. If your employer matches 401(k) contributions, contribute at least enough to maximize the company's contribution. If the company match is 5% of your salary, contribute at least 5% of your pay yourself. From your stand-point, the employer contribution is "free" money.

2. CONTRIBUTE TO AN IRA TOO. Even if you cannot deduct an IRA contribution, you can enjoy an IRA's tax-deferred compounding. And don't forget the added advantage of the spousal IRA.

3. DIVERSIFY! Asset diversification helps manage risk because different types of assets behave differently. If you put your retirement assets into mutual funds, consider buying more than one type of fund.

4. IF YOU HAVE TIME, INVEST AGGRESSIVELY. Historically, small-company stocks have provided the highest returns. They can be volatile in the short term, but if you can be patient, consider including aggressive small-company growth funds in your portfolio.

DOLLAR-COST AVERAGING TYPICALLY LOWERS THE COST OF INVESTING
One simple way to save for retirement is to use an installment plan. With a strategy called dollar-cost averaging, you can commit a fixed amount of money to an investment at regular intervals. There are several advantages to this plan:

o Regular investing of equal amounts helps you make the most of market highs and lows. You automatically buy more shares when prices are low and fewer shares when prices are high.
o Your average cost per share is less than your average price per share. The only time this would not occur is if the share price remained constant.
o This strategy is especially appropriate for long-term investments, such as retirement plans, because the longer you maintain a regular investment program, the more likely you will be to buy shares at a wide variety of prices.
o By systematically investing, you will be less tempted to make decisions on the basis of short-term events and your emotions. Your fortunes as an investor won't depend on your ability to make the right call about future trends.

    Of course, no investment strategy--even dollar-cost averaging--is guaranteed to result in profits or protect against losses in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, you should consider your ability to continue purchases through periods of low price levels.

WHAT SHOULD YOU DO?
Visit your financial advisor. He or she can help you determine how much money you'll actually need in retirement and how to earn that money through careful investments.

DOLLAR-COST AVERAGING LOWERS COST OF INVESTING

===============================================================================
                       AMOUNT                    SHARE              SHARES
MONTH                 INVESTED                   PRICE             PURCHASED

JANUARY                 $200.00                  $24.00               8.333
FEBRUARY                $200.00                  $20.00              10.000
MARCH                   $200.00                  $14.00              14.286
APRIL                   $200.00                  $18.00              11.111
MAY                     $200.00                  $22.00               9.091
JUNE                    $200.00                  $24.00               8.333
SIX-MONTH TOTAL       $1,200.00                 $122.00              61.154
===============================================================================

Average price per share: $122.00 divided by 6 equals $20.33;
Average cost to you per share: $1,200.00 divided by 61.154 equals $19.62


                                AIM CHARTER FUND

SCHEDULE OF INVESTMENTS

April 30, 2000
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-89.87%

BANKS (MONEY CENTER)-2.38%

Chase Manhattan Corp. (The)          3,000,000   $  216,187,500
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.64%

AT&T Corp.-Liberty Media
  Group-Class A(a)                   2,000,000       99,875,000
---------------------------------------------------------------
Comcast Corp.-Class A(a)             3,500,000      140,218,750
---------------------------------------------------------------
                                                    240,093,750
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-9.36%

Corning Inc.(b)                        250,000       49,375,000
---------------------------------------------------------------
JDS Uniphase Corp.(a)                1,200,000      124,425,000
---------------------------------------------------------------
Motorola, Inc.                       1,150,000      136,921,875
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)              4,800,000      273,000,000
---------------------------------------------------------------
Nortel Networks Corp. (Canada)         800,000       90,600,000
---------------------------------------------------------------
Telefonaktiebolaget LM Ericsson
  A.B.-ADR (Sweden)                  2,000,000      176,875,000
---------------------------------------------------------------
                                                    851,196,875
---------------------------------------------------------------

COMPUTERS (HARDWARE)-3.90%

Dell Computer Corp.(a)               2,500,000      125,312,500
---------------------------------------------------------------
Sun Microsystems, Inc.(a)            2,500,000      229,843,750
---------------------------------------------------------------
                                                    355,156,250
---------------------------------------------------------------

COMPUTERS (NETWORKING)-3.81%

Cisco Systems, Inc.(a)               5,000,000      346,640,625
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.53%

EMC Corp.(a)                         1,000,000      138,937,500
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-11.36%

Intuit Inc.(a)                         800,000       28,750,000
---------------------------------------------------------------
Microsoft Corp.(a)                   2,500,000      174,375,000
---------------------------------------------------------------
Novell, Inc.(a)                     12,500,000      245,312,500
---------------------------------------------------------------
Oracle Corp.(a)                      2,500,000      199,843,750
---------------------------------------------------------------
VERITAS Software Corp.(a)            2,500,000      268,164,062
---------------------------------------------------------------
Vitria Technology, Inc.(a)           1,043,100       38,529,506
---------------------------------------------------------------
Yahoo! Inc.(a)                         600,000       78,150,000
---------------------------------------------------------------
                                                  1,033,124,818
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-3.11%

General Electric Co.                 1,500,000      235,875,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRICAL EQUIPMENT-(CONTINUED)

Solectron Corp.(a)                   1,000,000   $   46,812,500
---------------------------------------------------------------
                                                    282,687,500
---------------------------------------------------------------
ELECTRONICS
  (SEMICONDUCTORS)-5.04%

Celestica Inc. (Canada)(a)           1,350,000       73,659,375
---------------------------------------------------------------
Intel Corp.                          1,500,000      190,218,750
---------------------------------------------------------------
Linear Technology Corp.                700,000       39,987,500
---------------------------------------------------------------
Texas Instruments Inc.                 950,000      154,731,250
---------------------------------------------------------------
                                                    458,596,875
---------------------------------------------------------------

ENTERTAINMENT-1.90%

Time Warner Inc.                       500,000       44,968,750
---------------------------------------------------------------
Walt Disney Co. (The)                2,963,900      128,373,919
---------------------------------------------------------------
                                                    173,342,669
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.12%

Applied Materials, Inc.(a)           1,000,000      101,812,500
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-5.09%

American Express Co.                 1,500,000      225,093,750
---------------------------------------------------------------
Citigroup Inc.                       4,000,000      237,750,000
---------------------------------------------------------------
                                                    462,843,750
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-7.32%

Allergan, Inc.                       1,000,000       58,875,000
---------------------------------------------------------------
American Home Products Corp.         2,000,000      112,375,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.               750,000       39,328,125
---------------------------------------------------------------
Warner-Lambert Co.                   4,000,000      455,250,000
---------------------------------------------------------------
                                                    665,828,125
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.64%

Genetech, Inc.(a)                      500,000       58,500,000
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-0.55%

Pharmacia Corp.                      1,000,000       49,937,500
---------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.53%

Health Management Associates,
  Inc.-Class A(a)                    3,000,000       47,812,500
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.92%

UnitedHealth Group Inc.              1,250,000       83,359,375
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.04%

Guidant Corp.(a)                       750,000   $   43,031,250
---------------------------------------------------------------
Medtronic, Inc.                      1,000,000       51,937,500
---------------------------------------------------------------
                                                     94,968,750
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.41%

American International Group,
  Inc.                               2,000,000      219,375,000
---------------------------------------------------------------

INSURANCE BROKERS-0.65%

Marsh & McLennan Cos. Inc.             600,000       59,137,500
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-4.49%

Merrill Lynch & Co., Inc.            1,000,000      101,937,500
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.     4,000,000      307,000,000
---------------------------------------------------------------
                                                    408,937,500
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-4.54%

Tyco International Ltd.              9,000,000      413,437,500
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-1.65%

Schlumberger Ltd.                    1,350,000      103,359,375
---------------------------------------------------------------
Transocean Sedco Forex Inc.          1,000,000       47,000,000
---------------------------------------------------------------
                                                    150,359,375
---------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-1.28%

Exxon Mobil Corp.                    1,500,000      116,531,250
---------------------------------------------------------------

RAILROADS-0.97%

Kansas City Southern Industries,
  Inc.                               1,228,100       88,269,688
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.36%

Home Depot, Inc. (The)               1,500,000       84,093,750
---------------------------------------------------------------
Lowe's Cos., Inc.                      800,000       39,600,000
---------------------------------------------------------------
                                                    123,693,750
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.66%

Kohl's Corporation(a)(b)             1,250,000       60,000,000
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.62%

Walgreen Co.                         2,000,000       56,250,000
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-5.68%

Costco Wholesale Corp.(a)            1,400,000       75,687,500
---------------------------------------------------------------
Target Corp.                         6,000,000      399,375,000
---------------------------------------------------------------
Wal-Mart Stores, Inc.                  750,000       41,531,250
---------------------------------------------------------------
                                                    516,593,750
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.61%

Amazon.com, Inc.(a)                  1,000,000       55,187,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SERVICES (COMMERCIAL &
  CONSUMER)-0.15%

Cendant Corp.-Rts., expiring
  02/14/01(c)                        1,500,000   $   13,593,750
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.07%

First Data Corp.                     2,000,000       97,375,000
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.49%

Nextel Communications, Inc.-Class
  A(a)                               1,021,400      111,779,463
---------------------------------------------------------------
Vodafone Air Touch PLC-ADR
  (United Kingdom)                     500,000       23,500,000
---------------------------------------------------------------
                                                    135,279,463
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $5,418,117,214)                             8,175,047,888
---------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS-2.03%

CHEMICALS (DIVERSIFIED)-0.40%

Monsanto Co., $2.60 Conv. Pfd.         800,000       36,200,000
---------------------------------------------------------------

ELECTRIC COMPANIES-1.63%

Houston Industries, Inc.-$3.29
  Conv. Pfd.                         1,000,000      148,062,500
---------------------------------------------------------------
    Total Convertible Preferred
      Stocks (Cost $121,971,232)                    184,262,500
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
CONVERTIBLE BONDS & NOTES-3.60%

COMMUNICATIONS EQUIPMENT-0.99%

Juniper Networks, Inc., Unsec.
  Conv. Bonds, 4.75%, 03/15/07     $60,000,000       54,975,000
---------------------------------------------------------------
Redback Networks, Inc., Conv.
  Notes, 5.00%, 04/01/07
  (Acquired 04/13/00-04/17/00;
  Cost $33,675,750)(d)              50,000,000       35,437,500
---------------------------------------------------------------
                                                     90,412,500
---------------------------------------------------------------

COMPUTERS (HARDWARE)-0.36%

Candescent Technology Corp.,
  Conv. Deb., 7.00%, 05/01/03
  (Acquired 03/07/00; Cost
  $9,360,000)(d)                    11,700,000        9,477,000
---------------------------------------------------------------
Candescent Technology Corp., Sr.
  Conv. Sub. Deb., 7.00%,
  05/01/03 (Acquired
  04/17/98-11/30/98; Cost
  $27,943,750)(d)                   28,300,000       22,923,000
---------------------------------------------------------------
                                                     32,400,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-1.55%

VERITAS Software Corp., Conv.
  Unsec. Notes, 5.25%, 11/01/04     12,500,000      140,562,500
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
RETAIL (SPECIALTY)-0.70%

Amazon.com, Inc., Conv. Sub.
  Deb., 4.75%, 02/01/09            $75,000,000   $   63,750,000
---------------------------------------------------------------
    Total Convertible Bonds &
      Notes (Cost $221,483,382)                     327,125,000
---------------------------------------------------------------

                                     SHARES
MONEY MARKET FUNDS-4.60%

STIC Liquid Assets Portfolio(e)    209,333,447      209,333,447
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MONEY MARKET FUNDS-(CONTINUED)

STIC Prime Portfolio(e)            209,333,447   $  209,333,447
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $418,666,894)                           418,666,894
---------------------------------------------------------------
TOTAL INVESTMENTS-100.10% (Cost
  $6,180,238,722)                                 9,105,102,282
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.10%)                                     (8,664,938)
---------------------------------------------------------------
NET ASSETS-100.00%                               $9,096,437,344
===============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Deb.   - Debentures
Pfd.   - Preferred
Rts.   - Rights
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 04/30/00 was $67,837,500 which represented 7.46% of the Fund's net assets.
(e) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost
  $6,180,238,722)                              $9,105,102,282
-------------------------------------------------------------
Receivables for:
  Capital stock sold                               27,717,554
-------------------------------------------------------------
  Dividends and Interest                            9,073,073
-------------------------------------------------------------
Investment for deferred compensation plan             101,324
-------------------------------------------------------------
Other assets                                          149,706
-------------------------------------------------------------
    Total assets                                9,142,143,939
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            18,336,180
-------------------------------------------------------------
  Capital stock reacquired                          9,710,683
-------------------------------------------------------------
  Deferred compensation plan                          101,324
-------------------------------------------------------------
Options written (premiums received
  $4,212,984)                                       7,086,250
-------------------------------------------------------------
Accrued advisory fees                               4,534,775
-------------------------------------------------------------
Accrued administrative services fees                   31,726
-------------------------------------------------------------
Accrued distribution fees                           4,718,715
-------------------------------------------------------------
Accrued directors' fees                                 3,167
-------------------------------------------------------------
Accrued transfer agent fees                           805,828
-------------------------------------------------------------
Accrued operating expenses                            377,947
-------------------------------------------------------------
    Total liabilities                              45,706,595
-------------------------------------------------------------
Net assets applicable to shares outstanding    $9,096,437,344
=============================================================

NET ASSETS:

Class A                                        $5,836,427,480
=============================================================

Class B                                        $2,885,007,464
=============================================================

Class C                                        $  293,301,650
=============================================================
Institutional Class                            $   81,700,750
=============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      750,000,000
-------------------------------------------------------------
  Outstanding                                     312,103,212
=============================================================

Class B:
  Authorized                                      750,000,000
-------------------------------------------------------------
  Outstanding                                     156,775,658
=============================================================

Class C:
  Authorized                                      750,000,000
-------------------------------------------------------------
  Outstanding                                      15,896,208
=============================================================

Institutional Class:
  Authorized                                      750,000,000
-------------------------------------------------------------
  Outstanding                                       4,316,388
=============================================================

Class A:
  Net asset value, and redemption price per
    share                                      $        18.70
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $18.70
      divided by 94.50%)                       $        19.79
=============================================================

Class B:
  Net asset value and offering price per
    share                                      $        18.40
=============================================================

Class C:
  Net asset value and offering price per
    share                                      $        18.45
=============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                            $        18.93
=============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  $211,486)                                    $   32,051,145
-------------------------------------------------------------
Interest                                            4,190,372
-------------------------------------------------------------
    Total investment income                        36,241,517
-------------------------------------------------------------

EXPENSES:

Advisory fees                                      26,658,365
-------------------------------------------------------------
Administrative services fee                           183,509
-------------------------------------------------------------
Custodian fees                                        225,137
-------------------------------------------------------------
Distribution fees -- Class A                        8,365,548
-------------------------------------------------------------
Distribution fees -- Class B                       13,052,206
-------------------------------------------------------------
Distribution fees -- Class C                        1,047,229
-------------------------------------------------------------
Transfer agent fees -- Class A                      2,746,450
-------------------------------------------------------------
Transfer agent fees -- Class B                      2,096,911
-------------------------------------------------------------
Transfer agent fees -- Class C                        168,243
-------------------------------------------------------------
Transfer agent fees -- Institutional Class              5,807
-------------------------------------------------------------
Directors' fees                                        19,399
-------------------------------------------------------------
Other                                               1,003,798
-------------------------------------------------------------
    Total expenses                                 55,572,602
-------------------------------------------------------------
Less: Fees waived                                    (811,784)
-------------------------------------------------------------
    Expenses paid indirectly                          (62,129)
-------------------------------------------------------------
    Net expenses                                   54,698,689
-------------------------------------------------------------
Net investment income (loss)                      (18,457,172)
-------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           669,287,772
-------------------------------------------------------------
  Foreign currencies                                       48
-------------------------------------------------------------
  Option contracts written                         (9,113,794)
-------------------------------------------------------------
                                                  660,174,026
-------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           643,288,938
-------------------------------------------------------------
  Foreign currencies                                  (43,683)
-------------------------------------------------------------
  Option contracts written                         (2,698,576)
-------------------------------------------------------------
                                                  640,546,679
-------------------------------------------------------------
Net gain on investment securities, foreign
  currencies and option contracts               1,300,720,705
-------------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $1,282,263,533
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2000 and the year ended October 31, 1999 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2000              1999
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (18,457,172)   $   (7,207,717)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              660,174,026       657,364,994
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts          640,546,679     1,116,552,041
----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations       1,282,263,533     1,766,709,318
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:

  Class A                                                                 --        (9,134,542)
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --          (216,682)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:

  Class A                                                       (388,577,391)     (149,620,112)
----------------------------------------------------------------------------------------------
  Class B                                                       (178,887,591)      (57,712,333)
----------------------------------------------------------------------------------------------
  Class C                                                        (12,095,929)       (1,614,093)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (5,231,737)       (1,761,967)
----------------------------------------------------------------------------------------------
Share transactions-net:

  Class A                                                        413,365,371       151,495,357
----------------------------------------------------------------------------------------------
  Class B                                                        475,317,315       370,892,559
----------------------------------------------------------------------------------------------
  Class C                                                        141,343,677        84,930,162
----------------------------------------------------------------------------------------------
  Institutional Class                                              8,254,798         9,431,197
----------------------------------------------------------------------------------------------
    Net increase in net assets                                 1,735,752,046     2,163,398,864
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          7,360,685,298     5,197,286,434
----------------------------------------------------------------------------------------------
  End of period                                               $9,096,437,344    $7,360,685,298
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $5,504,734,405    $4,466,453,244
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (18,674,280)         (217,108)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts          688,438,463       613,057,085
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                            2,921,938,756     2,281,392,077
----------------------------------------------------------------------------------------------
                                                              $9,096,437,344    $7,360,685,298
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital with a secondary objective of current income.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
         Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
C. Distributions--Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the

     Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options--The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
         A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Bond Premiums--It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
I. Expenses--Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees paid by the Fund to AIM at the annual rate of 0.025% of the Fund's average daily net assets in excess of $2 billion. During the six months ended April 30, 2000, AIM waived fees of $811,784. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2000, AIM was paid $183,509 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended April 30, 2000, AFS was paid $2,643,163 for such services.
    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $8,365,548, $13,052,206 and $1,047,229,
respectively, as compensation under the Plans.
    AIM Distributors received commissions of $1,715,641 from sales of the Class A shares of the Fund during the six months ended April 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2000, AIM Distributors received $72,752 in contingent deferred sales charges imposed on redemptions of Fund shares.
    Certain officers and directors of the Company are officers and directors of AIM, AFS, FMC and AIM Distributors.
    During the six months ended April 30, 2000, the Fund paid legal fees of $5,867 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $50,878 and $11,251, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $62,129 during the six months ended April 30, 2000.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2000 was $4,197,679,275 and $3,937,733,974, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $2,991,113,383
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (76,783,628)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $2,914,329,755
==========================================================

Cost of investments for tax purposes is $6,190,772,527.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2000 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of period                                             22,500     $ 25,481,560
-------------------------------------------------             --------     ------------
Written                                                         16,000        9,432,948
-------------------------------------------------             --------     ------------
Closed                                                         (13,681)     (21,219,307)
-------------------------------------------------             --------     ------------
Exercised                                                       (3,000)      (2,407,419)
-------------------------------------------------             --------     ------------
Expired                                                        (16,819)      (7,074,798)
-------------------------------------------------             --------     ------------
End of period                                                    5,000     $  4,212,984
=================================================             ========     ============

Open call option contracts written at April 30, 2000 were as follows:

                                                                     NUMBER                     APRIL 30,        UNREALIZED
                                              CONTRACT    STRIKE       OF         PREMIUMS         2000         APPRECIATION
ISSUE                                          MONTH      PRICE     CONTRACTS     RECEIVED     MARKET VALUE    (DEPRECIATION)
-----                                         --------    ------    ---------    ----------    ------------    --------------
Corning, Inc.                                  May-00      $170         850      $1,388,429     $2,624,375      $(1,235,946)
Corning, Inc.                                  May-00       175         850       1,165,311      2,295,000       (1,129,689)
Corning, Inc.                                  May-00       180         800         916,769      1,870,000         (953,231)
Kohls Corp.                                    May-00      52.5       2,500         742,475        296,875          445,600
                                                                    -------      ----------     ----------      -----------
                                                                      5,000      $4,212,984     $7,086,250      $(2,873,266)
=============                                  ======      ====     =======      ==========     ==========      ===========

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2000 and the year ended October 31, 1999 were as follows:

                                                                     APRIL 30, 2000               OCTOBER 31, 1999
                                                              ----------------------------   ---------------------------
                                                                SHARES          AMOUNT         SHARES         AMOUNT
                                                              -----------   --------------   -----------   -------------
Sold:
  Class A                                                      27,888,891   $  515,451,062    51,272,783   $ 809,088,837
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      26,318,356      480,310,853    36,310,602     576,056,633
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       7,967,333      146,015,716     6,968,661     111,866,437
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             472,348        8,881,907       828,138      13,421,969
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                      21,348,673      366,548,415    10,532,077     149,384,623
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       9,983,386      169,087,741     3,894,826      54,866,091
------------------------------------------------------------------------------------------------------------------------
  Class C                                                         672,773       11,427,814       107,859       1,525,822
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             294,478        5,109,184       134,608       1,929,704
------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (25,463,229)    (468,634,106)  (51,731,503)   (806,978,103)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (9,556,633)    (174,081,279)  (16,551,587)   (260,030,165)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (883,118)     (16,099,853)   (1,788,368)    (28,462,097)
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (305,898)      (5,736,293)     (372,429)     (5,920,476)
------------------------------------------------------------------------------------------------------------------------
                                                               58,737,360   $1,038,281,161    39,605,667   $ 616,749,275
========================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. The information has been derived from information provided in the financial statements.

                                                                                  CLASS A
                                           ---------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED                           YEAR ENDED OCTOBER 31,
                                              APRIL 30,         ------------------------------------------------------------------
                                               2000(a)             1999          1998          1997          1996          1995
                                           ----------------     ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period        $       17.16       $    13.32    $    13.41    $    11.19    $    10.63    $     8.90
----------------------------------------    -------------       ----------    ----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income (loss)                      (0.02)            0.02          0.12          0.10          0.19          0.15
----------------------------------------    -------------       ----------    ----------    ----------    ----------    ----------
  Net gains on securities (both realized
    and unrealized)                                  2.91             4.39          1.23          2.91          1.43          2.11
----------------------------------------    -------------       ----------    ----------    ----------    ----------    ----------
    Total from investment operations                 2.89             4.41          1.35          3.01          1.62          2.26
----------------------------------------    -------------       ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income                 --            (0.03)        (0.10)        (0.12)        (0.16)        (0.20)
----------------------------------------    -------------       ----------    ----------    ----------    ----------    ----------
  Distributions from net realized gains             (1.35)           (0.54)        (1.34)        (0.67)        (0.90)        (0.33)
----------------------------------------    -------------       ----------    ----------    ----------    ----------    ----------
    Total distributions                             (1.35)           (0.57)        (1.44)        (0.79)        (1.06)        (0.53)
----------------------------------------    -------------       ----------    ----------    ----------    ----------    ----------
Net asset value, end of period              $       18.70       $    17.16    $    13.32    $    13.41    $    11.19    $    10.63
========================================    =============       ==========    ==========    ==========    ==========    ==========
Total return(b)                                     17.56%           34.05%        11.20%        28.57%        16.70%        27.03%
========================================    =============       ==========    ==========    ==========    ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $   5,836,427       $4,948,666    $3,706,938    $3,466,912    $2,647,208    $1,974,417
========================================    =============       ==========    ==========    ==========    ==========    ==========
Ratio of expenses to average net assets:
  With fee waivers                                   1.04%(c)         1.05%         1.08%         1.09%         1.12%         1.17%
----------------------------------------    -------------       ----------    ----------    ----------    ----------    ----------
  Without fee waivers                                1.06%(c)         1.07%         1.10%         1.10%         1.12%         1.17%
========================================    =============       ==========    ==========    ==========    ==========    ==========
Ratio of net investment income (loss) to
  average net assets                                (0.18)%(c)        0.11%         0.95%         0.79%         1.81%         1.55%
========================================    =============       ==========    ==========    ==========    ==========    ==========
Portfolio turnover rate                                97%             107%          154%          170%          164%          161%
========================================    =============       ==========    ==========    ==========    ==========    ==========

(a)  Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $5,607,674,730.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. The information has been derived from information provided in the financial statements.

                                                                                  CLASS B
                                          --------------------------------------------------------------------------------------
                                                                                                                   JUNE 26, 1995
                                                                                                                    (DATE SALES
                                                                                                                    COMMENCED)
                                          SIX MONTHS ENDED                  YEAR ENDED OCTOBER 31,                      TO
                                              APRIL 30,       --------------------------------------------------    OCTOBER 31,
                                               2000(a)           1999          1998          1997         1996         1995
                                          ----------------    ----------    ----------    ----------    --------   -------------
Net asset value, beginning of period        $      16.97      $    13.24    $    13.37    $    11.18    $  10.62    $     9.81
-----------------------------------------   ------------      ----------    ----------    ----------    --------    ----------
Income from investment operations:
  Net investment income (loss)                     (0.09)          (0.10)         0.02          0.01        0.10          0.03
-----------------------------------------   ------------      ----------    ----------    ----------    --------    ----------
  Net gains on securities (both realized
    and unrealized)                                 2.87            4.37          1.22          2.89        1.45          0.80
-----------------------------------------   ------------      ----------    ----------    ----------    --------    ----------
    Total from investment operations                2.78            4.27          1.24          2.90        1.55          0.83
-----------------------------------------   ------------      ----------    ----------    ----------    --------    ----------
Less distributions:
  Dividends from net investment income                --              --         (0.03)        (0.04)      (0.09)        (0.02)
-----------------------------------------   ------------      ----------    ----------    ----------    --------    ----------
  Distributions from net realized gains            (1.35)          (0.54)        (1.34)        (0.67)      (0.90)           --
-----------------------------------------   ------------      ----------    ----------    ----------    --------    ----------
    Total distributions                            (1.35)          (0.54)        (1.37)        (0.71)      (0.99)        (0.02)
-----------------------------------------   ------------      ----------    ----------    ----------    --------    ----------
Net asset value, end of period              $      18.40      $    16.97    $    13.24    $    13.37    $  11.18    $    10.62
=========================================   ============      ==========    ==========    ==========    ========    ==========
Total return(b)                                    17.08%          33.06%        10.33%        27.54%      15.90%         8.48%
=========================================   ============      ==========    ==========    ==========    ========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $  2,885,007      $2,206,752    $1,408,687    $1,056,094    $515,672    $   67,592
=========================================   ============      ==========    ==========    ==========    ========    ==========
Ratio of expenses to average net assets:
  With fee waivers                                  1.80%(c)        1.80%         1.84%         1.85%       1.94%         1.98%(d)
=========================================   ============      ==========    ==========    ==========    ========    ==========
  Without fee waivers                               1.82%(c)        1.82%         1.86%         1.86%       1.94%         1.98%(d)
-----------------------------------------   ------------      ----------    ----------    ----------    --------    ----------
Ratio of net investment income (loss) to
  average net assets                               (0.94)%(c)      (0.64)%        0.19%         0.03%       0.99%         0.74%(d)
=========================================   ============      ==========    ==========    ==========    ========    ==========
Portfolio turnover rate                               97%            107%          154%          170%        164%          161%
=========================================   ============      ==========    ==========    ==========    ========    ==========

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $2,624,784,359.
(d)  Annualized.

                                                                                       CLASS C
                                                              ---------------------------------------------------------
                                                                                                         AUGUST 4, 1997
                                                                                                          (DATE SALES
                                                                                  YEAR ENDED OCTOBER       COMMENCED)
                                                              SIX MONTHS ENDED            31,                  TO
                                                                 APRIL 30,        -------------------     OCTOBER 31,
                                                                  2000(a)           1999       1998           1997
                                                              ----------------    --------    -------    --------------
Net asset value, beginning of period                             $  17.01         $  13.27    $ 13.39       $ 13.86
-----------------------------------------------------------      --------         --------    -------       -------
Income from investment operations:
  Net investment income (loss)                                      (0.09)           (0.09)      0.02            --
-----------------------------------------------------------      --------         --------    -------       -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      2.88             4.37       1.23         (0.45)
-----------------------------------------------------------      --------         --------    -------       -------
    Total from investment operations                                 2.79             4.28       1.25         (0.45)
-----------------------------------------------------------      --------         --------    -------       -------
Less distributions:
  Dividends from net investment income                                 --               --      (0.03)           --
-----------------------------------------------------------      --------         --------    -------       -------
  Distributions from net realized gains                             (1.35)           (0.54)     (1.34)        (0.02)
-----------------------------------------------------------      --------         --------    -------       -------
    Total distributions                                             (1.35)           (0.54)     (1.37)        (0.02)
-----------------------------------------------------------      --------         --------    -------       -------
Net asset value, end of period                                   $  18.45         $  17.01    $ 13.27       $ 13.39
===========================================================      ========         ========    =======       =======
Total return(b)                                                     17.10%           33.06%     10.39%        (3.24)%
===========================================================      ========         ========    =======       =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $293,302         $138,467    $37,846       $ 5,669
===========================================================      ========         ========    =======       =======
Ratio of expenses to average net assets:
  With fee waivers                                                   1.80%(c)         1.80%      1.84%         1.82%(d)
-----------------------------------------------------------      --------         --------    -------       -------
  Without fee waivers                                                1.82%(c)         1.82%      1.86%         1.83%(d)
===========================================================      ========         ========    =======       =======
Ratio of net investment income (loss) to average net assets         (0.94)%(c)       (0.64)%     0.19%         0.06%(d)
===========================================================      ========         ========    =======       =======
Portfolio turnover rate                                                97%             107%       154%          170%
===========================================================      ========         ========    =======       =======

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $210,596,630.
(d)  Annualized.

BOARD OF DIRECTORS                                OFFICERS                                OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                        11 Greenway Plaza
Chairman                                          Chairman                                Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                               INVESTMENT ADVISOR
Director
ACE Limited;                                      Carol F. Relihan                        A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Secretary     11 Greenway Plaza
Chief Executive Officer                                                                   Suite 100
COMSAT Corporation                                Gary T. Crum                            Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                              SUB-ADVISOR
Director                                          Edgar M. Larsen
Cortland Trust Inc.                               Senior Vice President                   A I M Capital Management, Inc.
                                                                                          11 Greenway Plaza
Edward K. Dunn Jr.                                Dana R. Sutton                          Suite 100
Chairman, Mercantile Mortgage Corp.;              Vice President and Treasurer            Houston, TX 77046
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and          Melville B. Cox                         TRANSFER AGENT
President, Mercantile Bankshares                  Vice President
                                                                                          A I M Fund Services, Inc.
Jack Fields                                       Mary J. Benson                          P.O. Box 4739
Chief Executive Officer                           Assistant Vice President and            Houston, TX 77210-4739
Texana Global, Inc.;                              Assistant Treasurer
Formerly Member                                                                           CUSTODIAN
of the U.S. House of Representatives              Sheri Morris
                                                  Assistant Vice President and            State Street Bank and Trust Company
Carl Frischling                                   Assistant Treasurer                     225 Franklin Street
Partner                                                                                   Boston, MA 02110
Kramer, Levin, Naftalis & Frankel LLP             Renee A. Friedli
                                                  Assistant Secretary                     COUNSEL TO THE FUND
Robert H. Graham
President and Chief Executive Officer             P. Michelle Grace                       Ballard Spahr
A I M Management Group Inc.                       Assistant Secretary                     Andrews & Ingersoll, LLP
                                                                                          1735 Market Street
Prema Mathai-Davis                                Nancy L. Martin                         Philadelphia, PA 19103
Chief Executive Officer, YWCA of the U.S.A.       Assistant Secretary
                                                                                          COUNSEL TO THE DIRECTORS
Lewis F. Pennock                                  Ofelia M. Mayo
Attorney                                          Assistant Secretary                     Kramer, Levin, Naftalis & Frankel LLP
                                                                                          919 Third Avenue
Louis S. Sklar                                    Lisa A. Moss                            New York, NY 10022
Executive Vice President                          Assistant Secretary
Hines Interests                                                                           DISTRIBUTOR
Limited Partnership                               Kathleen J. Pflueger
                                                  Assistant Secretary                     A I M Distributors, Inc.
                                                                                          11 Greenway Plaza
                                                  Samuel D. Sirko                         Suite 100
                                                  Assistant Secretary                     Houston, TX 77046


AIM FUNDS--Registered Trademark--MAKES
INVESTING EASY


o AIM BANK CONNECTION(SM). You can make investments in your AIM account in amounts from $50 to $100,000 without writing a check. Once you set up this convenient feature, AIM will draw the funds from your pre-authorized checking account at your request.

o AIM INTERNET CONNECT(SM). Sign up for this service and you can purchase, redeem or exchange shares of AIM funds in your current AIM account simply by accessing our Web site at www.aimfunds.com. For a retirement account, such as an IRA or 403(b), only exchanges are allowed over the Internet because of the tax-reporting and record-keeping requirements these accounts involve.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. You can receive distributions in cash, or you can reinvest them in your account without paying a sales charge. Over time, the power of compounding can significantly increase the value of your account.

o AUTOMATIC INVESTMENT PLAN. You can add to your account by authorizing your AIM fund to withdraw a specified amount, minimum $50, from your bank account on a regular schedule.

o EASY ACCESS TO YOUR MONEY. You can redeem shares of your AIM fund any day the New York Stock Exchange is open. The value of the shares may be more or less than their original cost depending on market conditions.

o EXCHANGE PRIVILEGE. As your investment goals change, you may exchange part or all of your shares of one fund for shares of a different AIM fund within the same share class. You may make up to 10 such exchanges per calendar year.

o TAX-ADVANTAGED RETIREMENT PLANS. You can enjoy the tax advantages offered by a variety of investment plans, including Traditional IRAs, Roth IRAs and education IRAs, among others.

o E-MAIL ACCESS. You can contact us at general@aimfunds.com for general information. For account information, contact us at youraccount@aimfunds.com.

o www.aimfunds.com. Our award-winning Web site provides account information, shareholder education and fund performance information.



                     -------------------------------------

                                 OUR AUTOMATED

                               AIM INVESTOR LINE,

                                  800-246-5463,

                            PROVIDES CURRENT ACCOUNT

                           INFORMATION AND THE PRICE,

                            YIELD AND TOTAL RETURN ON

                            ALL AIM FUNDS 24 HOURS A

                           DAY. YOU CAN ALSO ORDER A

                            YEAR-TO-DATE STATEMENT OF

                                  YOUR ACCOUNT.

                     -------------------------------------

THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                            MONEY MARKET FUNDS                    A I M Management Group Inc. has provided
AIM Aggressive Growth Fund              AIM Money Market Fund                 leadership in the mutual fund industry
AIM Blue Chip Fund                      AIM Tax-Exempt Cash Fund              since 1976 and managed approximately
AIM Capital Development Fund                                                  $176 billion in assets for more than 7.4 million
AIM Constellation Fund(1)               INTERNATIONAL GROWTH FUNDS            shareholders, including individual investors,
AIM Dent Demographic Trends Fund        AIM Advisor International Value Fund  corporate clients and financial institutions,
AIM Emerging Growth Fund                AIM Asian Growth Fund                 as of March 31, 2000.
AIM Large Cap Growth Fund               AIM Developing Markets Fund               The AIM Family of Funds--Registered Trademark--
AIM Large Cap Opportunities Fund        AIM Euroland Growth Fund(5)           is distributed nationwide, and AIM today is the
AIM Mid Cap Equity Fund                 AIM European Development Fund         eighth-largest mutual fund complex in the United
AIM Mid Cap Growth Fund                 AIM International Equity Fund         States in assets under management, according to
AIM Mid Cap Opportunities Fund(2)       AIM Japan Growth Fund                 Strategic Insight, an independent mutual fund monitor.
AIM Select Growth Fund                  AIM Latin American Growth Fund
AIM Small Cap Growth Fund(3)
AIM Small Cap Opportunities Fund(4)     GLOBAL GROWTH FUNDS
AIM Value Fund                          AIM Global Aggressive Growth Fund
AIM Weingarten Fund                     AIM Global Growth Fund
                                        AIM Global Trends Fund(6)
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                   GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Real Estate Fund            AIM Global Utilities Fund
AIM Balanced Fund
AIM Basic Value Fund                    GLOBAL INCOME FUNDS
AIM Charter Fund                        AIM Global Income Fund
                                        AIM Strategic Income Fund
INCOME FUNDS
AIM Floating Rate Fund                  THEME FUNDS
AIM High Yield Fund                     AIM Global Consumer Products and Services Fund
AIM High Yield Fund II                  AIM Global Financial Services Fund
AIM Income Fund                         AIM Global Health Care Fund
AIM Intermediate Government Fund        AIM Global Infrastructure Fund
AIM Limited Maturity Treasury Fund      AIM Global Resources Fund
                                        AIM Global Telecommunications and Technology Fund
TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund



(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.


                                                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

[DALBAR LOGO APPEARS HERE]                                INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                               CHT-SAR-1